American Beacon Small Cap Value Fund
American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon International Equity Fund

Supplement dated September 13, 2017
to the
Prospectus and Summary Prospectus dated February 28, 2017, as previously supplemented or amended
In the "Fund Summaries - American Beacon Small Cap Value Fund - Principal Investment Strategies" section, the following is added following the fourth paragraph:

Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), another sub-advisor to the Fund, also manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a small cap diversified value strategy which seeks to exploit market inefficiencies created by irrational investor behavior ("Small Cap Diversified Value Strategy"). Hotchkis implements the Small Cap Diversified Value Strategy by using a disciplined, bottom-up investment process based on a proprietary model that is augmented by fundamental research. Hotchkis seeks broad diversified exposure to investment opportunities that are allocated to the Small Cap Diversified Value Strategy by holding approximately 300-400 portfolio securities.  Hotchkis evaluates relative valuation, fundamental operating trends, deterioration of fundamentals, and the Small Cap Diversified Value Strategy's diversification guidelines, among other factors, in determining whether to sell a security.

In the "Fund Summaries - American Beacon Small Cap Value Fund – Management – Portfolio Managers" section, the information regarding Hotchkis and Wiley Capital Management, LLC is deleted and replaced with the following:

Hotchkis and Wiley Capital Management, LLC

David Green	Jim Miles
Principal, Portfolio Manager	Principal, Portfolio Manager
Since Fund Inception (1998)	Since Fund Inception (1998)

Judd Peters	Ryan Thomes
Portfolio Manager	Portfolio Manager
Since 2017	Since 2017

In the "Additional Information About the Funds- Additional Information About the Multi-Manager Strategy - American Beacon Small Cap Value Fund" section, the last paragraph is deleted and replaced with the following:

The Manager intends to allocate new and existing assets among the Fund's sub-advisors, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

The "Fund Management - The Sub-Advisors-Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund" section is deleted and replaced with the following:

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund
David Green, Jim Miles, Judd Peters, and Ryan Thomes participate in the investment research review and decision-making process for the Fund and coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. In his role as portfolio manager, Mr. Green plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into Special Situations. Prior to joining the firm, Mr. Green worked as a senior equity analyst with Goldman Sachs Asset Management on the Broad Market Value team. Before joining Goldman Sachs, he worked as an equity analyst with Prudential Investment Corporation where he began his investment career in 1990. Mr. Green's investment experience is focused primarily on analysis of publicly traded equities. Mr. Green, a CFA® charterholder, received his BA in Economics with honors from the University of California, Berkeley and is a member of Phi Beta Kappa.

Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998. In his role as portfolio manager, Mr. Miles plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value portfolios, represents all strategies to current and prospective clients, as well as provides expertise and insight into the consumer and technology sectors. Prior to joining the firm, Mr. Miles was a vice president in corporate finance at BT Securities Corporation, an affiliate of Bankers Trust. He specialized in lending to and arranging debt for highly leveraged companies. Mr. Miles received his BS in Mechanical Engineering and MS in Engineering from Stanford University and MBA from the University of California, Los Angeles.

Mr. Peters, Portfolio Manager, has 19 years of investment experience of which 17 are with Hotchkis. Mr. Peters led the effort to create the Small Cap Diversified Value strategy in 2005.  Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of the Small Cap Diversified Value portfolios. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego.  Mr. Peters is an equity owner of Hotchkis.

Mr. Thomes, Portfolio Manager, has 14 years of investment experience of which 9 are with Hotchkis. Mr. Thomes co-manages the Small Cap Diversified Value along with Mr. Peters.  Prior to joining the firm, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates.  Mr. Thomes began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his BS in Entrepreneurial Management and Finance from the University of Minnesota. Mr. Thomes is an equity owner of Hotchkis.

****************************************************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

American Beacon Small Cap Value Fund
American Beacon Balanced Fund
American Beacon Large Cap Value Fund
American Beacon Mid-Cap Value Fund
American Beacon International Equity Fund

Supplement dated September 13, 2017
to the
Statement of Additional Information dated February 28, 2017, as previously amended or supplemented

The "Portfolio Managers" section, the following portfolio manager information is added to the Hotchkis and Wiley Capital Management, LLC table in alphabetical order:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hotchkis and Wiley Capital Management, LLC
Ryan Thomes*	12($13.0 bil)	8 ($1 bil)	64 ($9.4 bil)	1 ($7.2 bil)	1 ($59.7 mil)	5 ($910.4 mil)

*  The information provided is as of July 31, 2017.

 The "Portfolio Managers - Ownership of the Funds" section, the table for Hotchkis and Wiley Capital Management, LLC is deleted and replaced with the following:

Name of Investment Advisor and Portfolio Managers	Balanced	Large Cap Value Fund	Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	N/A
Patricia McKenna	None	None	N/A
Sheldon Lieberman	None	None	N/A
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Scott McBride	None	None	N/A
Judd Peters	None	None	None
Ryan Thomes*	N/A	N/A	None

* The information provided is as of July 31, 2017.

****************************************************************************************
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE